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                                                                      Exhibit 32

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                       CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Brands Shopping Network, Inc. (the "Company") on Form 10-qsb for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on October 27, 2003 (the "Report"), I, Ian Valentine, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        By: /s/ Ian Valentine
                                            ------------------------------------
                                            Name: Ian Valentine
                                            ------------------------------------
                                            Title: Chief Executive Officer
                                            Date: November 13, 2003


         In connection with the Quarterly Report of Brands Shopping Network, Inc. (the "Company") on Form 10-qsb for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on October 27, 2003 (the "Report"), I, Mark Noffke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        By: /s/ Mark Noffke
                                            ------------------------------------
                                            Name: Mark Noffke
                                            ------------------------------------
                                            Title: Chief Financial Officer
                                            Date: November 13, 2003